SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 14, 1999
                                                          -------------


                              EASTERN ENTERPRISES
                              -------------------
             (Exact name of registrant as specified in its charter)


Massachusetts                       1-2297                        04-1270730
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)



                  9 Riverside Road, Weston, Massachusetts              02493
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                  (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (781) 647-2300
                                                            -------------


              None
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          (Former name or former address, if changed since last report)

Item 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable.
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Item 5.  Other Events
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          On July 14, 1999,  Eastern Enterprises, EE Acquisition Company, Inc.
and EnergyNorth, Inc. entered into an Agreement and Plan of Reorganization. A press release relating to this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits
------------------------------------------

          (c)     Exhibits

               99.1 - Press Release.

                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        EASTERN ENTERPRISES


Date:  July 19, 1999                     By:/s/ L. William Law, Jr.
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                                                L. William Law, Jr.
                                                Senior Vice President, General
                                                 Counsel and Secretary